SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) March 13, 2003
            ---------------------------------------------------------
                             SUREWEST COMMUNICATIONS
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                   0-556                       68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On March 11, 2003, SureWest Communications completed the issuance and sale of $60 million of its 4.74% Series B Senior Notes to a group of institutional investors. The Series B Senior Notes have a maturity date of March 13, 2013 and an 8-year average life, with the principal amount to be prepaid in 5 equal annual installments beginning in March 2009.

     The Series B Senior Notes were issued and sold pursuant to a Supplement to Note Purchase Agreement between SureWest Communications and the purchasers, supplementing a Note Purchase Agreement dated December 9, 1998 pursuant to which the Company issued and sold $40 million of its 6.30% Series A Senior Notes.

     A copy of the Supplement to Note Purchase  Agreement is attached as Exhibit
99.1 to this Form 8-K and the press release announcing the issuance and sale of the Series B Senior Notes is attached as Exhibit 99.2 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1  Supplement to Note Purchase  Agreement  dated March 13, 2003.
     Exhibit 99.2 SureWest Communications Press Release issued March 13, 2003.


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SUREWEST COMMUNICATIONS


Date  March 13, 2003   By  /s/ Michael D. Campbell
                          ------------------------------------------------
                       Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


99.1  Supplement to Note Purchase Agreement dated March 13, 2003.
99.2  SureWest Communications Press Release issued March 13, 2003.